EXHIBIT 10.15.4

                               COMPETITIVE NOTE


$200,000,000                                           Charlotte, North Carolina
                                                       November 25, 1998

      FOR VALUE RECEIVED, the undersigned, SUMMIT PROPERTIES PARTNERSHIP,
L.P., a limited partnership organized under the laws of the State of Delaware (the "BORROWER"), hereby promises to pay to the order of WACHOVIA BANK, N.A. (the "LENDER"), (i) subject to Section 3.5(e) of the Credit Agreement referred to below, on the last day of each applicable Interest Period, as defined in the Credit Agreement, the aggregate unpaid principal amount of all Competitive Advances (as defined in the Credit Agreement) made by the Lender to the Borrower pursuant to Section 3.3 of the Credit Agreement to which such Interest Period applies and (ii) on the Termination Date (as defined in the Credit Agreement), the lesser of the principal sum of $200,000,000 and the aggregate unpaid principal amount of all Competitive Advances made by the Lender to the Borrower pursuant to Section 3.3 of the Credit Agreement, in lawful money of the United States of America in immediately available funds, and to pay interest on such principal amount from time to time outstanding, in like funds, at a rate or rates per annum and payable with respect to such periods and on such dates as determined pursuant to the Credit Agreement.

      The Borrower promises to pay interest, on demand, on any overdue principal and overdue interest from their due dates at a rate or rates determined as set forth in the Credit Agreement.

      The Borrower hereby waives diligence, presentment, demand, protest and notice of any kind whatsoever. The nonexercise by the holder of any of its rights hereunder in any particular instance shall not constitute a waiver thereof in that or any subsequent instance.

      All borrowings evidenced by this Competitive Note and all payments and prepayments of the principal hereof and interest hereon and the respective dates thereof shall be endorsed by the holder hereof on the schedule attached hereto and made a part hereof, or on a continuation thereof which shall be attached hereto and made a part hereof, or otherwise recorded by such holders in its internal records; PROVIDED, HOWEVER, that any failure of the holder hereof to make such a notation or any error in such notation shall not in any manner affect the obligation of the Borrower to make payments of principal and interest in accordance with the terms of this Competitive Note and the Credit Agreement.

      This Competitive Note is one of the Competitive Notes referred to in the Credit Agreement dated as of March 27, 1998 among the Borrower, Summit Properties, Inc., a Maryland corporation, as guarantor, the Banks and Agents named therein and First Union National Bank as Administrative Agent (as amended from time to time in accordance with its terms, the "CREDIT AGREEMENT") and is subject to the terms and conditions contained in the Credit Agreement and is entitled to the benefits thereof. The Credit Agreement, among other things, contains provisions for the acceleration of the maturity hereof upon the happening of certain events, for prepayment of the principal hereof prior to the maturity thereof and for the amendment or waiver of certain provisions of the Credit Agreement, all upon the terms and conditions therein specified.

      This Competitive Note shall be construed in accordance with and governed by the laws of the State of North Carolina and any applicable laws of the United States of America.


                         SUMMIT PROPERTIES PARTNERSHIP, L.P., doing business in North Carolina as Summit Properties Partnership, Limited Partnership, as Borrower

                         By:   SUMMIT PROPERTIES INC., doing business in
                               North Carolina as Summit Properties Real Estate, Inc.

                         By:   /s/ Michael G. Malone
                               -------------------------------------------------
                               Name: Michael G. Malone
                               Title: Senior Vice President and General Counsel




                                      2

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                                    GRID NOTE SCHEDULE
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ISSUE     AMOUNT OF      INTEREST    INTEREST      NUMBER       INTEREST      DATE         AMOUNT       NOTED
DATE      PRINCIPAL      RATE        PERIOD        OF DAYS      DUE           PAID         PAID         BY

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